SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               ___________________


                                    Form 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 October 4, 1996

                               ___________________


                               HOWELL CORPORATION

             (Exact name of registrant as specified in its charter)


                                    Delaware
                         (State or other jurisdiction of
                         incorporation or organization)



              1-8704                            74-1223027
     (Commission File Number)      (I.R.S. Employer Identification No.)



     1111 Fannin, Suite 1500, Houston, Texas        77002
     (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code:  (713) 658-4000


Item 5.  Other Events

      On October 4, 1996, the Registrant issued a press release announcing that the letter of intent to sell the assets of its subsidiary, Howell Hydrocarbons & Chemicals, Inc., to Schenectady International, Inc., has expired. Further sale negotiations between the Registrant and Schenectady International, Inc., are not expected. A copy of the press release is enclosed herewith and incorporated herein by reference.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HOWELL CORPORATION
                                       (Registrant)




Date:  October 4, 1996                  By  /s/ ALLYN R. SKELTON, II
                                        -------------------------------
                                        Allyn R. Skelton, II
                                        Senior Vice President and
                                        Secretary

For Immediate Release                      Contact:  Allyn R. Skelton, II
                                                     Senior Vice President &
                                                     Secretary
                                                     (713) 658-4070


                 HOWELL ANNOUNCES CESSATION OF NEGOTIATIONS WITH
                         SCHENECTADY INTERNATIONAL, INC.


  HOUSTON,   TEXAS,   OCTOBER   4,   1996  --  HOWELL   CORPORATION   (HWL:NYSE;

HWLLP:NASDAQ)  today  announced  the Letter of  Intent  previously  signed  with

Schenectady  International, Inc. ("SII") covering the  sale  by  Howell  of  its research and reference fuels and chemical custom manufacturing business  to  SII has expired.  Further sale negotiations between SII and Howell are not expected.



  Howell Corporation is a diversified independent energy company engaged in  oil and  gas  exploration, production, marketing, transportation  and  petrochemical processing.

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